Exhibit 99.2

NBHC to Acquire Bank of Jackson Hole (c) Copyright Statement April 1 st , 2022 Accelerating Rocky Mountain Growth

Forward-Looking Statements

NBH Bank
Member FDIC

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as "anticipate," "believe," "can," "would," "should," "could," "may," "predict," "seek," "potential," "will," "estimate," "target," "plan," "project," "continuing," "ongoing," "expect," "intend" or similar expressions that relate to the Company's strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the "Risk Factors" referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to obtain regulatory approvals and meet other closing conditions to the merger on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the NBHC and Bancshares of Jackson Hole Incorporated businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction, ability to execute our business strategy; business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company's business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company's ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company's ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company's stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; the effects of tax legislation, including the potential of future increases to prevailing tax rates, or challenges to our position; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services, including in the digital technology space our digital solution 2UniFi; the Company's continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

(c) Copyright Statement 2

(c) Copyright Statement 3 About Non - GAAP Financial Measures Certain of the financial measures and ratios we present, including “tangible book value” and “tangible book value per share” metrics, ar e supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these fi nancial measures and ratios as “non - GAAP financial measures.” We consider the use of select non - GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period - to - period comparisons. We believe that these non - GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non - GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non - GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP an d you should not rely on non - GAAP financial measures alone as measures of our performance. The non - GAAP financial measures we present may differ from non - GAA P financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present t he non - GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non - GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. The Company does not provide a reconciliation of forward - looking non - GAAP financial measures to its comparable GAAP financial measur es because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and the variab ili ty, complexity and limited visibility of the adjusting items that would be excluded from the non - GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non - GAAP basis without preparing a GAAP analysis as that would require estima tes for various cash and non - cash reconciling items (including items such as expected credit losses, stock - based compensation, acquisition - and dispositi on - related expenses, and restructuring costs) that would be difficult to predict with reasonable accuracy. For example, future expectations for credit lo sses depend on a variety of factors including general economic conditions that make estimation on a GAAP basis impractical. Similarly, equity compensation expens e w ould be difficult to estimate because it depends on the Company’s future hiring and retention needs, as well as the future fair market value of the Company ’s common stock, all of which are difficult to predict and subject to constant change. It is also difficult to anticipate the need for or magnitude of a presently unforesee n o ne - time restructuring expenses. As a result, the Company does not believe that a GAAP reconciliation to forward - looking non - GAAP financial measures wo uld provide meaningful supplemental information about the Company’s forward - looking measures.

(c) Copyright Statement 4 Well Structured Transaction Drives Value (1) Based upon market data as of March 31 st , 2022  ~79% stock / ~21% Cash Consideration (1)  Stock: Fixed Exchange Ratio of 34.2382x  Cash: $370.03 per share Structure  Transaction Value of $230mm (1)  1.96x Price to Tangible Book Value per Share  10.5x Price to 2023E Earnings per Share  7.5x Price to 2023E Earnings per Share with Synergies Pricing  Approved by both Boards of Directors  No NBHC shareholder approval required, Voting Agreements in place for BOJH  Customary regulatory approval with closing expected in 2 nd half 2022 Timing & Approval Other  No change to NBH Board of Directors  BOJH CEO Pete Lawton will continue to lead bank in Wyoming

(c) Copyright Statement 5 Creating a Dominant Rocky Mountain Franchise Low Risk Transaction  Comprehensive due diligence completed with low risk loan portfolios and solid credit quality  Combined company is an engine for accelerated growth and shareholder value creation Attractive Deployment of Excess Capital  Strong returns and capital levels with 13% estimated CET1 at close  Scale and synergies will enhance operating leverage with meaningful pro forma platform revenue enhancement opportunities Culturally Aligned with Consistent Risk Management  Strong cultural fit through similar client centric models and community engagement  Culture of stewardship has established robust and transferrable risk management practices across business lines Seizing Opportunity in Difficult to Enter Markets  Significant scarcity of opportunities to enter attractive markets efficiently and at - scale  NBH becomes the #2 bank in Teton County by deposits and provides an attractive entry point into Boise Enhanced Growth Driven by Revenue Diversification  Bank of Jackson Hole (“ BOJH ”) brings a Wyoming - domiciled trust business, laying the foundation for a robust private wealth offering across NBH’s footprint Expansion into Fast - Growing Rocky Mountain Markets  Accelerates NBH strategy of expansion into fast - growing and strategically important markets  5 - year projected population growth in Boise and Jackson Hole is 9.2% and 4.8% respectively Attractive Financial Returns  Strong EPS accretion of 16%, IRR of 23%, earnback < 3 years, and 2023E pro forma ROATCE of 15%  Enhances NBH’s leading financial performance and growth profile with higher yielding loans, diversified fee income and low cost deposit base

Attractive & Fast Growing Markets

NBH Bank
Member FDIC


Jackson Hole, Wyoming

#1
State Business Tax Climate[1]

54.3%
Teton County GDP Growth from '08-'20


Boise, Idaho

#1
Idaho's economic ranking by CNBC ('21)[2]

#1
State for Economic Growth according to U.S. News[3]

Median Household Income


$93,322
+29%
$72,465
Jackson, WY
United States

Projected Population Growth ('22-'27)


9.2%
+4.7%
4.5%
Boise, ID
United States

Historical Population Growth ('10-'22)


16.4%
+8.1%
8.3%
Jackson, WY
United States

Historical Population Growth ('10-'22)


30.4%
+22.1%
8.3%
Boise, ID
United States


Bank of Jackson Hole
NBH Bank
Existing Markets
Expansion Market
Idaho
Wyoming
Utah
Colorado
Kansas
Missouri
New Mexico
Texas

Source: S&P Capital IQ
(1) Tax foundation
(2) www.cnbc.com/2021/07/13/top-states-for-business-Idaho.html
(3) https://www.usnews.com/news/best-states/idaho

(c) Copyright Statement

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(c) Copyright Statement 7 Source: S&P Global Market Intelligence. As of December 31, 2021 Note : Excludes pro forma adjustments (dollars in millions) $7,214 $1,599 $8,813 4,513 996 5,509 Total Deposits 6,228 1,452 7,680 Total Loans 78 121 83 Deposits / # of Banking Centers Scale Enhances the NBH Franchise Total Assets Pro Forma

(c) Copyright Statement 8 Source: S&P Global Market Intelligence. As of December 31, 2021 (1) Loan yields exclude the impact of PPP. (2) Based on MRY yields and excluding the impact of accretion from Non - PCD component of loan mark Loans Deposits Non - Interest Bearing Interest Checking MMDA & Savings Retail and Jumbo Time CDs 32% 20% 42% 6% Deposits: $1,452mm Cost of Deposits: 0.12% Non - Interest Bearing Interest Checking MMDA & Savings Retail and Jumbo Time CDs 39% 11% 38% 12% Deposits: $7,680mm Cost of Deposits: 0.17% Non - Interest Bearing Interest Checking MMDA & Savings Retail and Jumbo Time CDs 40% 9% 37% 14% Deposits: $6,228mm Cost of Deposits: 0.18% C&I OO - CRE CRE 1 - 4 Family C&D Consumer 54% 16% 13% 15% 2% 0.4% Total: $ 4,513mm Yield on Loans (1) : 4.09% C&I OO - CRE CRE 1 - 4 Family C&D Consumer 10% 6% 43% 28% 14% 0.4% Total: $996mm Yield on Loans (1) : 4.54 % C&I OO - CRE CRE 1 - 4 Family C&D Consumer 46% 15% 18% 17% 4% 0.4% Total: $5,509mm Yield on Loans: 4.16% (+7bps (2) ) Diversified Balance Sheet Mix Pro Forma

Favorable Wyoming Environment Drives Opportunity Trust and Wealth Partners (c) Copyright Statement 9 Trust Business Drives Recurring Fee Income Source: S&P Global Market Intelligence. As of December 31, 2021  Trust and Wealth Management solution tailored to high net worth individuals  Scalable Private Wealth team provides a broad range of financial and retirement planning solutions, creating an opportunity to further leverage the platform to new and existing NBH clients  Established relationships with strong investment and research partners drives ability to cross - sell  Fee income drives revenue diversification and attractive recurring earnings Tax Advantages Kiplinger ranked Wyoming as the most tax - friendly state in the U.S. Longevity No transfer tax for 1,000 years Asset Protection Wyoming allows broad - based asset protection, including self - settled trusts where the trust creator is also the beneficiary Privacy Privacy laws keep personal and trust information out of public domain Investment Flexibility Wyoming expressly provides for directed trusts that can be managed by those other than the administrative trustee 250+ High Net Worth Clients $ 600mm + AUM

(c) Copyright Statement 10 Enhances Leading Financial Performance Source: S&P Global Market Intelligence. As of December 31, 2021. Transaction metrics based upon market data as of March 31, 2 022 (1) Pro forma returns in 2023, first full year post - closing $8.8B Pro Forma Assets $7.7B Pro Forma Deposits 74% Pro Forma Loans/Dep. 14.8% Pro Forma ROATCE (1) 1.28% Pro Forma ROAA (1) 12.6% Pro Forma CET1 P / TBV P / ’23 EPS With Synergies P / ’23 EPS 1.96x 7.5x 10.5x 15.7% 2023 EPS Accretion 2.9 years TBVPS Earnback 23% Pro Forma IRR Deal Standalone Multiples Combined Pro Forma Impact and Metrics

(c) Copyright Statement 11 Conservative Transaction Assumptions (1) Based upon market data as of March 31 st , 2022 (2) Revenue enhancement quantified but excluded from proforma analysis Cost Synergies 28% of 2023E NIX Loan Mark 1.76% of loans (21 % PCD) Core Deposit Intangible 0.75% SOYD over 10 years Revenue Opportunities (2) • Trust & Wealth • Significant Excess Liquidity • Resort Market Strategy Consideration (1) $230mm Deal Value ~79% Stock / ~21% Cash Transaction Expense $9.2mm After - tax

(c) Copyright Statement 12 Attractive Deployment of Excess Capital Strong Financial Performance = Attractive Shareholder Returns Retaining Strong Capital = Optionality for Future Capital Deployment Internal Rate of Return Fully - synergized EPS Accretion 23% 16% Combined Institution is a Platform for Accelerated Growth and Greater Earnings Distribution Resulting in Pro Forma ROATCE of 15% NBH CET1 (%) Estimated Impact 14.3% 12.6% 12/31/2021 Estimated at Close

(c) Copyright Statement 13 Comprehensive Due Diligence Completed Comprehensive Due Diligence • Credit Risk and Underwriting • Financial and Accounting • Regulatory • Compliance • Cultural Alignment • Internal Audit • Legal • Operational Risk • Technology • Wealth and Trust • Human Resources 91% Total Exposure Reviewed 100% Loans >$500k Reviewed 1.76% Total Loan Mark Non - PCD = 1.39% PCD = 0.37% 89% Total Fundings Reviewed 100% Classified Loans Reviewed Loan Credit Review

(c) Copyright Statement 14 Strategically Compelling Rocky Mountain Expansion Enhanced Growth Driven by Revenue Diversification Expansion into Fast - Growing Western Markets Culturally Aligned with Consistent Risk Management Attractive Financial Returns Low Risk Transaction Attractive Deployment of Excess Capital Seizing Opportunity in Difficult to Enter Markets Experienced Merger Partner and Strong Integration Teams:  Completed 7 bank acquisitions since formation  Closed or consolidated 48 banking centers  Track record of exceeding projected cost savings

Thank you. (c) Copyright Statement